                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 10, 2004
                                                         -----------------

                              SUNTRUST BANKS, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)

          Georgia                    001-08918                   58-1575035
          -------                    ---------                   ----------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

303 Peachtree St., N.E.         Atlanta, Georgia                    30308
-----------------------         ----------------                    -----
    (Address of principal executive offices)                      (Zip Code)

        Registrant's telephone number, including area code (404) 588-7711

                              --------------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]  Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

     [ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))

     [ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On November 10, 2004, SunTrust Banks, Inc. ("SunTrust" or the "Registrant")
issued a press release (the "Press Release") announcing, among other things, information regarding the Registrant's results of operations for its first and second fiscal quarters of 2004. A copy of the Press Release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this
Item 2.02 by reference.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

     The contents of the Press Release, which is being filed as Exhibit 99.1 to this Current Report on Form 8-K, are incorporated into this Item 5.02 by reference.

ITEM 8.01.  OTHER EVENTS

     In addition to the matters set forth in Item 2.02 of this Current Report on
Form 8-K, the contents of which are incorporated into this Item 8.01 by reference, the Press Release also announced, among other things, that the
Registrant has filed a Form 12b-25 with the Securities and Exchange Commission with respect to its Quarterly Report on Form 10-Q for the third quarter ended
September 30, 2004, that the previously announced review by the Registrant's
Audit Committee has concluded, and that the Company has undertaken certain remediation efforts with respect thereto. The contents of the Press Release, which is being filed as Exhibit 99.1 to this Current Report on Form 8-K, are incorporated into this Item 8.01 by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

     The following exhibit is being filed and furnished herewith:

         99.1     Press release issued by SunTrust Banks, Inc. on
                  November 10, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        SUNTRUST BANKS, INC.
                                          (Registrant)

Date: November 10, 2004

                                        By: /s/ Kimberly N. Rhodes
                                            ------------------------------------
                                            Kimberly N. Rhodes
                                            Vice President and Corporate Counsel